UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 2, 2008

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                         8082                  71-0918189
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On January 2, 2008, LHC Group, Inc. (the "Company") issued a press release announcing that it has acquired 100% of the assets of Access Home Health Agency, Inc., effective January 1, 2008. The purchase of Access Home Health Agency, Inc., located in Springfield, Missouri, represents LHC Group's initial entry into the state of Missouri. LHC Group also announced today that it has entered into a partnership agreement, effective January 1, 2008, with Marshall Medical Centers to provide home health services in Guntersville, Alabama, and the surrounding areas. Marshall Medical Centers consists of two hospitals; Marshall Medical Center North, a 90-bed hospital located in Guntersville, Alabama, and Marshall Medical Center South, a 150-bed hospital located in Boaz, Alabama.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

        EXHIBIT NO.            DESCRIPTION
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           99.1                Press Release dated January 2, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LHC GROUP, INC.


                                           By:  /s/ Peter J. Roman
                                                --------------------------------
                                                Peter J. Roman
                                                Senior Vice President and Chief
                                                Financial Officer



Dated:   January 2, 2008


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                                INDEX TO EXHIBITS


 EXHIBIT NO.   DESCRIPTION
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    99.1       Press Release announcing the Transactions, dated January 2, 2008.